Investor Presentation April 2021

Forward Looking Statements & Disclosures 2 All statements other than statements of historical facts contained in this presentation and any oral statements made in connection with this presentation, including statements regarding our future operating results and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are generally accompanied by words such as “may,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “goal,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. Any forward- looking statements contained in this presentation or in oral statements made in connection with this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties. Statements in this presentation regarding the Company that are forward-looking, including projections and outlook information, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company's control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which the Company conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets the Company serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on the Company's operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) the Company's ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company's industry; (xiii) fluctuations in the market price of the Company's stock; (xiv) the level of, and obligations associated with, the Company's indebtedness; (xv) the duration, impact and severity of the COVID-19 pandemic and the evolving response thereto, including the impact of social distancing, shelter-in-place, shutdowns of non-essential businesses and similar measures imposed or undertaken by governments, private businesses or others; and (xvi) other risk factors and additional information. For a more detailed discussion of such risks and other factors, see the Company's filings with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any subsequently filed Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, all available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement.

Overview of NexTier

Our Position

#1 Dual-Fuel Gas powered HHP[1]

#1 Wireline plug & perf fleet[1]

#3 U.S. land completion services provider[1]



International
(MENA Region)
L48 Geographic Overview
Permian
Northeast
West/ Rockies
Central
Int'l

Service Solutions:

- ☑ Hydraulic Fracturing
- ☑ Wireline
- ☑ Cement
- ☑ Coiled Tubing
- ☑ Power Solutions

NexTier Advantage:

- Exceptional HSE Performance
- Carbon Reducing ESG Technology
- Digitally Driven Operations
- Value Enabling Tiered Solutions

OUR MISSION » **To consistently outperform in service delivery and returns, while enabling customers to win by reducing their overall cost per well and carbon footprint**

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[1] Source: Company estimates based on deployed and working fleets as of March 31, 2021.

3

Track Record of M&A Selection, Execution, Integration March 2016 July 2017 November 2017 July 2018 October 2019 Proven Ability to Successfully Integrate & Capture Synergies Disciplined Capital Allocation Approach Committed to Shareholder Value Creation Focused on Expansion, Technology & Consolidation June 2012 4 March 2015

Industry Leading Risk Management

Focused on Goal Zero

- Despite challenges exceptional results
  - Integration
  - COVID-19
  - Downturn
- Safety performance = our license to operate
- **Stop Work** expectation to intervene
- Refreshed safety & risk management program

Recipient of 2020 AESC Gold Star Safety Award for Wireline

NexTier Safety Metrics[1]



Industry Avg. TRIR: 0.8
NexTier TRIR: 0.4
TRIR
Rolling TRIR
MVIR
2.18
0.4
0.4
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20

NexTier

[1] NexTier average TRIR for full-year 2020. Industry average TRIR for full-year 2019 per OSHA.

5

Fortified Balance Sheet ✓ MINIMAL net debt of $60mm1 ✓ SUFFICIENT cash to navigate cycles ✓ FLEXIBILITY to fund growth & innovation ✓ LONG runway on debt maturity Financial Strength & Flexibility ̶ $276mm cash ̶ $74mm ABL availability $350mm Liquidity1 Invested in equipment readiness = ready on demand Ability to provide exceptional safety and performance at the wellsite Allocate all future growth capital on equipment with enhanced return & emissions profile NexTier Offering Capital priorities focused on cash preservation and investment in emissions reducing technologies 6 1 As of December 31, 2020. Net debt is calculated as total outstanding debt minus cash.

Responsible Asset Readiness

NexTier Real-time Asset Management Portal (RAMP)

Where?	What?	How?	Is my asset?

Protect:

- ✓ Deployed across all excess equipment, product & service lines
- ✓ Real-time equipment health management & AI-based preventive maintenance program
- ✓ Leverage technology to protect & track equipment

Preserve:

- ✓ Unutilized assets moved and centralized in world-class maintenance facility
- ✓ Dedicated team to relocate, repair, preserve, and restore unutilized assets
- ✓ Invested $1 million per month during downturn to ensure asset readiness





World Class Maintenance Facility

- 116-acre facility dedicated to manage, protect, and preserve
- Highly functional maintenance, electronics, and fabrication capabilities

The Result: Redeployed significant portion of the fleet with minimal startup cost

NexTier

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The NexTier Advantage

NexTier

Integrated Service Delivery	✓	Using integrated synergies to drive value across Frac, Wireline, Pumpdown, Logistics, and Power Solutions
NexHub Digital Operations	✓	Digital Operations Center developed to remotely drive reliability and performance across all operations
Maximized Natural Gas Substitution	✓	Deploying leading edge natural gas-powered equipment with proprietary MDT controls and Power Solutions fuel integration to maximize gas substitution
Intelligent Supply Logistics	✓	Combining NexHub AI-driven capabilities with scale across the logistics platform to drive lowest cost last-mile solutions
NexGen Frac Equipment	✓	Industry-first Tier 4 Dual-Fuel Deployment with lowest CO_2e emissions; NexGen equipment development

Elevating the standard completions offering

NexTier

8

NEX Integrated Solutions 9 Integrated Services Power Solutions1 Sustainable Equipment ▪ Wireline ▪ Pumpdown ▪ Intelligent Logistics ▪ Proppant ▪ Fueling Capabilities ▪ CNG ▪ Field Gas ▪ Diesel ▪ Natural Gas Substitution ▪ Proprietary Controls ▪ Low Emissions ▪ NexGen Frac Solutions Enabled by: Digitally-enabled operations drive lower wellsite cost and improve emissions 1 Estimated first gas delivery by Power Solutions in third quarter of 2021.

NexHub – Focused Digital Strategy

NexHub | Integrated Services | Power Solutions | Sustainable Equipment

NexTier's Digital Objectives:

- **Lower cash costs of our operations**
- **Reduce costs per barrel for customers**
- **Reduce carbon footprint**

Built for: scale, wellsite scope enhancement & integration

Powered by:

Insight Platform

Our proprietary real-time digital platform

NexHub

Our 24/7 remote operations support function active across all fleets today

- Digital Operations Engineering
- Equipment Health Optimization
- AI Driven Logistics Control Tower

KEY BENEFITS:

✓ Lower cash cost to operate

✓ Improved operational performance

✓ Data-driven decisions for NEX and our clients

✓ Lower emissions

The digital oilfield of tomorrow, realized today

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Digital Solutions Powering the Ever-Changing Wellsite

NexHub | Integrated Services | Power Solutions | Sustainable Equipment



DIGITAL OPERATIONS ENGINEERING



LOGISTICS CONTROL TOWER



EQUIPMENT HEALTH MONITORING



MDT DATA CONTROLS

225%
Increased Pumping Hours Between Failures

96%
Less Wait Time At The Wellsite

23%
Reduced Maintenance Capex per Fleet

32%
Reduced NPT for Frac Operations

100%
Equipment Modularity with Proprietary Controls

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Remote monitoring capabilities increase performance and our people efficiency

Note: As of December 31, 2020

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NexTier Integrated Solutions

NexHub | **Integrated Services** | Power Solutions | Sustainable Equipment

Integrated approach leads to fewer suppliers and personnel, improving financial and wellsite performance

NEXTIER Integrated Solutions


20%+
Fewer personnel[1]

ONE…

- Safety System
- Quality Management System
- Risk Management System
- Team focused on efficiencies

The Average Wellsite with numerous vendors


FUELING
PROPPANT
CHEMICALS
FRACTURING
WELLHEADS & MANIFOLDS
WIRELINE

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[1] Based on average wellsite performing completions operations

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Integrated Wireline – Adding Value to Both Frac and Wireline

NexHub | **Integrated Services** | Power Solutions | Sustainable Equipment

- NexTier Wireline & Pumpdown integrated services efficiency **increases Frac profitability**
- Improvement of **3+ pumping hours/day** on a monthly average:
  - One safety culture
  - One training program
  - Single point management team that owns the operations
  - **All incentives are *aligned-to-win***
- NexTier currently deploys the majority of Frac fleets integrated with Wireline and Pumpdown



Pumping Hours per Day
27%
NEX Frac w/ NEX Wireline
NEX Frac w/ 3rd Party Wireline
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21

Average 27% Increase in Daily Operating Completions Efficiency

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Intelligent Logistics

NexHub | **Integrated Services** | Power Solutions | Sustainable Equipment

Typical Industry	Vs.	NexTier
21	Average Tons Per Load	27 ✓
3,095	Total Truckloads	2,407 ✓
103	Truckloads Per Day	80 ✓
52	Trucks Per Day	40 ✓
168	Offload Capability/hr (tons)	325 ✓

Capitalize on a larger scale & access to a proven AI-managed integrated logistics network with extraordinary results:

- ✓ **Lower proppant costs**
- ✓ **Lower last-mile costs**
- ✓ **Optimized driver costs**
- ✓ **Lower emissions**

NexTier

Note: Illustration based on 30 day job in the Permian that utilizes 65,000 tons of proppant.

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Optimized Driver Network

NexHub | **Integrated Services** | Power Solutions | Sustainable Equipment

Integrated Logistics Services Driver Optimized Savings Example[1]



1 Fleet
5 Fleets
10 Fleets
25%
fewer drivers
31%
fewer drivers
35%
fewer drivers
1 Fleet Unbundled
1 Fleet AI & Integrated
5 Fleets Unbundled
5 Fleets AI & Integrated
10 Fleets Unbundled
10 Fleets AI & Integrated

The bottom line…

Optimized Driver Network

- ✓ **AI-Powered Intelligence + logistics scale reduces total drivers required**
- ✓ **Reduces overall driver count by 35%**
- ✓ **Provides individual drivers w/ opportunity to earn more**

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[1] Drivers optimized for rig-up/down, proppant, chemicals, fuel, wireline deliveries. Based on average wellsite performing completions operations over a 30 day period.

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Accelerating Energy Transition to Low-Cost, Low-Carbon

NexHub | **Integrated Services** | Power Solutions | Sustainable Equipment

OFS Core Priorities

- ***Lower* Cost of Operations**
- ***Maximize* ESG Benefits**
- ***Reduce* Safety Risk**
- ***Simplify* Operations**

Complete Fuel Solution

Diesel → Delivered CNG → Field Gas Treatment → Fuel Distribution → **NexTier Power Solutions**

Strategic Integration + Proprietary Technology

As the only integrated completions service provider to offer gas supply, treatment, & delivery to the wellsite, we simplify the process for our customers to transition to lower carbon, lower cost fueling solutions.

NexTier

NexTier CNG & Field Gas Treatment Technology

NexHub | Integrated Services | **Power Solutions** | Sustainable Equipment

- ✓ **NexTier proprietary equipment**
- ✓ **Allows for pure CNG and blending CNG with field gas**
- ✓ **Making it the safest and most reliable solution to achieve maximum substitution**


NexTier Pressure Reduction System
NexTier CNG Compression Facility
Rich Field Gas
NexTier CNG Transportation
Lean Treated Gas
Producing Wells
Cryogenic Gas Processing Plant

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Power Solutions Goals Are Aligned With Our Customers

NexHub | **Integrated Services** | Power Solutions | Sustainable Equipment

	Field/Residue Gas Utilization	Reliable Gas Supply	Maximum Gas Substitution	Efficient Operations
NexTier Integrated Solutions Frac + CNG + Field Gas + Diesel + Distribution	✓	✓	✓	✓
Independent Providers				
Diesel	NO	NO	NO	NO
Fuel Manifold	-	-	-	NO
CNG	NO	✓	✓	-
Gas Treatment	-	-	-	NO
Frac	-	-	-	✓

NexTier

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Integrated Power Solutions

NexHub | Integrated Services | **Power Solutions** | Sustainable Equipment

Independent Fuel-Related Vendors	Vs.	NexTier Integrated
40%	Diesel Substitution	65%+ ✓
Up to 25%	Annual Fuel Savings vs. Conventional	Up to 55% ✓
Up to 15%	Emissions Reduction vs Conventional	30% ✓
4	# Contractors To Manage	1 ✓
19 Third Party Frac Crew	Frac & Fuels Personnel Onsite	Frac Crew 15 ✓

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Note: Illustration based on management's industry experience and the design of the Power Solutions services.

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NexGen Frac Equipment

NexHub | Integrated Services | Power Solutions | **Sustainable Equipment**

NexTier has the **largest fleet** deployed in the market today that is fueled by lower emissions **natural gas**

US Active Frac Fleets


75%
Diesel
25%
GAS
FUELED[1]
Company
A
B
C
D
E
F
G
H
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- Client demand for carbon reducing natural-gas powered capabilities in 2Q21 > 2x vs. 1Q20
- Supply of gas burning fleets approximately 25% of total deployed HHP
  - ✓ Gas burning fleets approaching 100% utilization
  - ✓ Fuel cost reduction up to 70% vs. conventional diesel
  - ✓ Alternative fuels drive maximum ESG benefit, up to 30% reduction in C02e
- OFS sector ability to address this market tier is limited
  - ✓ Requires new capital allocation

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[1] Gas Fueled fleets include DGB, Electric & Direct Drive Fleets

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Multiple NexTier NexGen Frac Market Entries

NexHub | Integrated Services | Power Solutions | **Sustainable Equipment**

Conventional Diesel

- Most abundant option in the market
- Fleets already capitalized
- Proven durability over years in service
- “Typical” emissions levels

ESG Pro

Target Substitution: 50%

- Gas conversion kits installed on existing equipment
- OEM kits maximize results vs. aftermarket bolt-on
- Gas substitution of 40%-55%

CAT®

Tier 2 DGB

ESG Platinum

Target Substitution: 65%

- Capital efficient emissions reduction
- Gas conversion kits or Gas retrofit on existing equipment
- Gas substitution of 55%-70%

CAT®

Tier 4 & Tier 2 DGB

NexGen

100% Natural Gas

- Ideal EFrac System
- Direct Drive System

- Requires significant investment capital
- Underwritten by multi-year dedicated client contract
- Emissions depends on Power Source

NOV

Ideal EFrac

United States Environmental Protection Agency

Caterpillar 3512E Tier 4 DGB engine recipient of EPA’s Clean Air Excellence Award

NexTier

21

NexGen Frac Development Strategy

NexHub Integrated Services Power Solutions **Sustainable Equipment**

Ideal EFrac

- Electric-drive pump units
- 5,000 HHP per pump (vs. 2,250 HHP conventional)
- Multiple Power Options: Natural Gas Gensets, Grid Power
- Lower number of HHP units
- **First test successful, 3 additional trials planned with Natural Gas Genset and Grid Power tests**


NOV
NexTier

Turbine Direct Drive

- 100% Natural Gas Turbine-drive
- 3,500 to 5,000 HHP per pump (vs. 2,250 HHP conventional)
- Turbine and pump self-contained on trailer
- Compact footprint
- **Field test currently ongoing**







NexTier
22

23 NEX Differentiation Ambition 2x Several points of distinction Base: Fleet of market ready diesel-powered equipment + Wireline: Premier US plug and perf provider, which enhances overall Completions performance > 27% + NexHub: Structurally reduces cash cost of operations and NPT + DGB Fleet & NexGen: Growing fleet of gas-powered equipment and capability + Power Solutions: Vertical integration to optimize the supply of natural gas to our Completions fleets + Integrated Logistics and Commodities: Expand scope with lowest landed cost via AI driven logistics capabilities Mid-cycle EBITDA per Fleet Illustrative Mid-Cycle NEX Earnings Platform

Compelling Valuation on Earnings Potential

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2nd

Most attractive valuation amongst 58 public OFS companies[1]



EV / 2019 EBITDA
Average
Median
OFS 1
OFS 2
OFS 3
OFS 4
OFS 5
OFS 6
OFS 7
OFS 8
OFS 9
OFS 10
OFS 11
OFS 12
OFS 13
OFS 14
OFS 15
OFS 16
OFS 17
OFS 18
OFS 19
OFS 20
OFS 21
OFS 22
OFS 23
OFS 24
OFS 25
OFS 26
OFS 27
OFS 28
OFS 29
OFS 30
OFS 31
OFS 32
OFS 33
OFS 34
OFS 35
OFS 36
OFS 37
OFS 38
OFS 39
OFS 40
OFS 41
OFS 42
OFS 43
OFS 44
OFS 45
OFS 46
OFS 47
OFS 48
OFS 49
OFS 50
OFS 51
OFS 52
OFS 53
OFS 54
OFS 55
OFS 56
NEX
OFS 58

Despite…

- ✓ Strong balance sheet position
- ✓ Leading digital capabilities
- ✓ Integrated service offering
- ✓ Leading market position
- ✓ Strong customer relationships
- ✓ Responsible, market-ready assets

Source: EV to EBITDA multiples per FactSet. Enterprise value as of 4/19/2021. NEX EBITDA is 2019 pro-forma adjusted EBITDA of $446 million. See Appendix for additional information. EBITDA for other OFS entities reflects 2019 reported results per FactSet. EBITDA may not be calculated the same among companies shown. OFS group includes: AKSO-NO; APY; AROC; BAS; BHGE; BOOM; CEU-CA; CFX; CKH; CLB; DNOW; DO; DRQ; ERII; ESI-CA; ESN-CA; EXTN; FET; FI; FTI; GTLS; HAL; HLX; HP; ICD; KLXE; LBRT; MRC; NBR; NCSM; NEX; NINE; NOV; NR; OII; OIS; PD-CA; PSI-CA; PTEN; PUMP; RES; RIG; RNGR; SBO-AT; SLB; SLCA; SND; SOI; SUBC-NO; TCW-CA; TDW; TS; TTI; USWS; VAL; WEIR-GB; WHD; WTTR

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25 DIGITAL ENABLERS ESG FOCUS INTEGRATED SOLUTIONS The Choice for Low-Cost, Low-Carbon Completions

Non-GAAP Reconciliations

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019
(amounts in thousands, except per share amounts)

			Adjustments		
	NexTier [1]	Historical C&J [2]	Reclass [3]	Pro forma [4]	Pro Forma
Revenue	1,821,556	1,584,732	—	—	3,406,288
Operating costs and expenses:					
Cost of services	1,403,932	1,313,211	(25,899)	—	2,691,244
Depreciation and amortization	292,150	186,646	—	(109,520)	369,276
Selling, general and administrative expenses	123,676	190,581	31,283	—	345,540
Merger and integration	68,731	47,089	—	(48,304)	67,516
Research and development	—	5,384	(5,384)	—	—
Impairment	12,346	79,935	—	—	92,281
(Gain) loss on disposal of assets	4,470	9,151	—	—	13,621
Total operating costs and expenses	1,905,305	1,831,997	—	(157,824)	3,579,478
Operating loss	(83,749)	(247,265)	—	157,824	(173,190)
Other income (expenses):					
Other income, net	453	(341)	—	—	112
Interest expense	(21,856)	(1,097)	—	1,097	(21,856)
Total other expenses	(21,403)	(1,438)	—	1,097	(21,744)
Loss before income taxes	(105,152)	(248,703)	—	158,921	(194,934)
Income tax expense	(1,005)	(638)	—	—	(1,643)
Net loss	(106,157)	(249,341)	—	158,921	(196,577)

(1) The condensed consolidated statement of operations for the year ended December 31, 2019, reflects the results of legacy Keane for the period presented and the results of legacy C&J for the period beginning on and after November 1, 2019.
(2) Reflects legacy C&J's activity for the period from January 1, 2019 to October 31, 2019.
(3) Certain reclassifications were made to historical C&J to conform to NexTier presentation.
(4) Certain pro forma adjustments were made to illustrate the estimated effects of the merger, assuming the merger had been consummated on January 1, 2019.

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28 Non-GAAP Reconciliations Year Ended December 31, 2019 Pro forma net loss (1) (196,577) Interest expense, net 21,856 Income tax expense 1,643 Depreciation and amortization 369,276 Pro forma EBITDA 196,198 Plus Management Adjustments: Acquisition, integration and expansion 67,516 Non-cash stock compensation 36,242 Impairment of assets 92,281 Severance and stock compensation acceleration 5,594 Facility Closures 3,554 Inventory Adjustments 4,666 Legal 6,600 Pre Merger tax audit assessment 29,160 Other 4,527 Pro forma Adjusted EBITDA (1)(2) 446,338 Notes: (1) The pro forma net loss and pro forma Adjusted EBITDA reflect the results of operations of legacy Keane and legacy C&J assuming the merger had occurred on January 1, 2019. (2) Pro forma Adjusted EBITDA is calculated using NexTier management adjustment methodology; historical C&J amounts have been conformed accordingly. UNAUDITED PRO FORMA NON-GAAP FINANCIAL MEASURES (amounts in thousands)